SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Small Cap Core Fund

Effective on May 31, 2013:

Effective immediately, the following information replaces existing disclosure contained under the ”Management process” sub-section of the ”PRINCIPAL INVESTMENT STRATEGY” sections within the summary section and the ”FUND DETAILS” section of the fund’s prospectus:

Management process. Portfolio management uses an active process that combines financial analysis with an assessment of corporate strategy and management quality. Portfolio management focuses on stocks that they believe are undervalued relative to their intrinsic worth. Portfolio management considers various fundamental factors including, but not limited to, free cash flow yield and return on invested capital in seeking to identify undervalued securities.

Portfolio management generally seeks companies that it believes have high returns on invested capital, strong corporate governance practices and conservative accounting. Portfolio management prefers companies that demonstrate sustainable and growing cash flows. The fund’s portfolio is assembled on a stock-by-stock basis and sector weights are not predetermined by a benchmark.

Portfolio management will normally sell a stock when its price reaches portfolio management’s expectations or portfolio management believes there has been a deterioration in the company’s fundamental value. A stock may also be sold when portfolio management believes that other investments offer better opportunities.